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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                   -----------------------------------------

                         SPINNAKER EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)

              DELAWARE                           76-0560101
(State of incorporation or organization)      (I.R.S. Employer
                                            Identification No.)

    1200 SMITH STREET, SUITE 800
            HOUSTON, TEXAS                         77002
(Address of principal executive offices)         (Zip Code)

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If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c),  check the following box.  [  ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-83093 (if applicable)

                          Securities to be registered
                     pursuant to Section 12(b) of the Act:

                                     None
                                (Title of Class)

                          Securities to be registered
                     pursuant to Section 12(g) of the Act:

                       Title of class to be so registered
                       ----------------------------------
                     Common Stock, par value $.01 per share
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the Registrant's Common Stock, par value $.01 per share, will be set forth under the caption "Description of Capital Stock" in the prospectus to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which prospectus will constitute a part of the Registrant's Registration Statement on Form S-1, as amended (Registration
No. 333-83093) (the "Form S-1 Registration Statement"), initially filed with the
Securities and Exchange Commission on July 16, 1999. Such prospectus, in the form in which it is so filed, shall be deemed to be incorporated herein by reference.

ITEM 2. EXHIBITS.

     The following exhibits to this Registration Statement on Form 8-A are incorporated by reference from the documents specified, which have been filed with the Securities and Exchange Commission.

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
 Exhibit
 Number
 -------
    1.    Specimen Common Stock certificate -- incorporated herein by reference to Exhibit 4.1 to the
          Form S-1 Registration Statement
    2.1   Certificate of Incorporation of the Registrant, as amended -- incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement
    2.2   Restated Bylaws of the Registrant -- incorporated herein by reference to Exhibit 3.2 to the
          Form S-1 Registration Statement


                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    SPINNAKER EXPLORATION COMPANY



                                    By:     /s/  ROGER L. JARVIS
                                        ------------------------
                                    Name:  Roger L. Jarvis
                                    Title: Chairman, President and Chief
                                           Executive Officer


Date:  September 27, 1999

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                               INDEX TO EXHIBITS

Exhibit No.                          Description                           Sequentially Numbered Page
-----------   ----------------------------------------------------------   --------------------------
         1.   Specimen Common Stock certificate -- incorporated            Incorporated by reference
              herein by reference to Exhibit 4.1 to the Form S-1
              Registration Statement
        2.1   Certificate of Incorporation of the Registrant, as           Incorporated by reference
              amended -- incorporated herein by reference to Exhibit
              3.1 to the Form S-1 Registration Statement
        2.2   Restated Bylaws of the Registrant -- incorporated            Incorporated by reference
              herein by reference to Exhibit 3.2 to the Form S-1
              Registration Statement

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